UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 7, 2008
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 10, 2008, Blue Nile announced that Robin Easton, its Chief Financial Officer, resigned from the Company effective March 31, 2008.
On March 10, 2008, Blue Nile announced that upon the effectiveness of Easton’s resignation, Terri Maupin, the Company’s Vice President of Finance and Controller, will assume the duties of the principal financial and accounting officer. Maupin, 46, has served as the Company’s Vice President of Finance and Controller since July 2004. From September 2003 to July 2004, Maupin served as the Company’s Controller. From February 2001 to September 2003, she served as the Staff Vice President of Finance and Controller at Alaska Air Group, Inc., the parent company of airline companies Alaska Airlines, Inc. and Horizon Air Industries, Inc., and Staff Vice President of Finance and Controller at Alaska Airlines, Inc. Prior to Alaska, Maupin served as Director of Financial Reporting at Nordstrom, Inc., a clothing and merchandise retail company. Maupin holds a B.A. in Accounting from Western Washington University.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Terri Maupin
Terri Maupin
Vice President of Finance and Controller

Dated: March 10, 2008